Establishing a path towards PREMIUM T h r o u g h S u s t a i n a b l e G r o w t h … FIRST QUARTER 2022 INVESTOR UPDATE May 3, 2022

Cautionary Statement and Other Disclaimers 2 This presentation and the oral statements made in connection herewith contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this presentation and the oral statements made in connection herewith are forward-looking statements made in good faith by CenterPoint Energy, Inc. (“CenterPoint Energy” or the “Company”) and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements concerning CenterPoint Energy’s expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings and guidance, growth, impact of COVID- 19, costs, prospects, capital investments or performance or underlying assumptions and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this presentation and the oral statements made in connection herewith include statements about capital investments (including with respect to renewables projects, mobile generation spend and the City of Houston’s Master Energy Plan and Resilient Now), the impacts of the February 2021 winter storm event on our business and service territories and the recovery and timing of recovery of associated gas costs, future earnings and guidance, including long-term growth rate, operations and maintenance expense reductions, financing plans (including the timing of any future equity issuances, credit metrics and parent level debt), the impact of disruptions to the global supply chain on our business, including our generation transition plan, the Company’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and impacts of the maturity of ZENS, tax planning opportunities (such as any potential use of the repairs expense deduction), future financial performance and results of operations, including with respect to regulatory actions and recoverability of capital investments, customer rate affordability, value creation, opportunities and expectations, and ESG strategy, including transition to Net Zero. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include, but are not limited to, risks and uncertainties relating to: (1) CenterPoint Energy’s potential business strategies and strategic initiatives, restructurings, joint ventures and acquisitions or dispositions of assets or businesses, including the completed sale of our Natural Gas businesses in Arkansas and Oklahoma and exit from midstream, which we cannot assure you will have the anticipated benefits to us; (2) industrial, commercial and residential growth in CenterPoint Energy’s service territories and changes in market demand; (3) CenterPoint Energy's ability to fund and invest planned capital, and timely and appropriate rate actions that allow recovery of costs and a reasonable return on investment, including those related to Indiana Electric’s generation transition plan as part of its more recent IRP; (4) financial market and general economic conditions, including access to debt and equity capital and the effect on sales, prices and costs; (5) continued disruptions to the global supply chain and increases in commodity prices; (6) actions by credit rating agencies, including any potential downgrades to credit ratings; (7) the timing and impact of regulatory proceedings and actions and legal proceedings, including those related to Houston Electric’s mobile generation; (8) legislative decisions, including tax and developments related to the environment such as global climate change, air emissions, carbon, waste water discharges and the handling of coal combustion residuals, among others, and CenterPoint Energy’s Net Zero and carbon emissions reduction goals; (9) the impact of the COVID-19 pandemic; (10) the recording of impairment charges; (11) weather variations and CenterPoint Energy’s ability to mitigate weather impacts, including impacts from the February 2021 winter storm event; (12) changes in business plans; (13) CenterPoint Energy’s ability to execute on its initiatives, targets and goals, including its Net Zero and carbon emissions reduction goals and operations and maintenance goals; and (14) other factors discussed CenterPoint Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and CenterPoint Energy’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, including under “Risk Factors,” “Cautionary Statements Regarding Forward-Looking Information” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Certain Factors Affecting Future Earnings” in such reports and in other filings with the Securities and Exchange Commission (“SEC”) by the Company, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC website at www.sec.gov. This presentation contains time sensitive information that is accurate as of the date hereof (unless otherwise specified as accurate as of another date). Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website. Use of Non-GAAP Financial Measures In addition to presenting its financial results in accordance with generally accepted accounting principles (GAAP), including presentation of income (loss) available to common shareholders and diluted earnings (loss) per share, the Company also provides guidance based on non-GAAP income and non-GAAP diluted earnings per share. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. Please refer to the Appendix for detailed discussion of the use of non-GAAP financial measures presented herein.

Premium Value Proposition: Tracking Delivery

CNP Value Proposition	10-Year Plan Deliverables	Progress
Sustainable Growth for Shareholders	On track for 2022 full-year guidance of **$1.36-$1.38** non-GAAP EPS Targeting **industry-leading growth** of 8% non-GAAP EPS annually through 2024 and mid to high-end of 6%-8% annually through 2030 [1]	✓ **8** quarters of meeting/exceeding expectations
	Current 5-year Capital plan increased to $19.3B [2], and executing **10-year Capital plan** of $40B+ [2], with more potential beyond our 10-year horizon	✓ In **Year 2** of 10-yr plan
	Utilizing >$3B in proceeds [3]; **No external equity issuance** planned through 2030 [4]	✓ **No** issuance since May 2020 [4]
	Now a **Pure-Play** Regulated Utility with a consistent **track record** of delivery	✓ **Achieved**
	Fully exited midstream at **20%** premium, well within year end 2022 target [5]	✓ **Achieved**
	Maintaining balance sheet health; long term **FFO/Debt** [6] target **of 14%-15%** through 2030	✓ **On track**
Sustainable, Resilient, and Affordable Service for Customers	**Keeping rates affordable** through maintained O&M discipline, securitization rolling off or extending cost recovery [7], and customer growth [8]	✓ In **Year 2** of 10-yr plan
Sustainable Positive Impact on our Environment	Focused on achieving **Net Zero Scope 1 emissions by 2035** target; nearly 15 years ahead of peer average [9]; Improved Sustainalytics score	✓ **On track**

Note: Refer to slide 2 for information on forward-looking statements and slide 17 for information on non-GAAP EPS assumptions, non-GAAP measures and for the Net Zero disclaimer.

(1) Refers to non-GAAP EPS annual growth rate for 2022A – 2030E
(2) Refers to 5-year capital plan from 2021A to 2025E and 10-year capital plan from 2021E-2030E
(3) Refers to proceeds received from recent transactions, anticipated coal asset securitization proceeds, and cash savings from repairs tax deduction
(4) Not including small issuance through employee incentive plan and employee savings plan
(5) Refers to units received from ENBL and ET merger. Premium vs ET common units at announcement date
(6) Consistent with Moody's methodology; FFO is a non-GAAP measure
(7) O&M includes Electric and Natural Gas business, excludes utility costs to achieve, severance costs and amounts with revenue offsets. Securitization includes CEHE bonds ending by 2024 and proposed SIGECO bonds
(8) Internal projection through 2030
(9) Peer group includes operators owning large scale generation, including CMS, AEE, D, DTE, DUK, LNT, PPL, SO, WEC, XEL as of Analyst Day 2021

3

4 First Quarter 2022 Results; Reaffirmed Full Year 2022 Guidance Delivered non-GAAP EPS (1) of $0.47 for first quarter; reaffirmed full year guidance range of $1.36 - $1.38 non-GAAP EPS. Anticipate 8% annual non-GAAP EPS growth through 2024 and mid-to-high end of 6-8% annually through 2030 Shifting Business Mix more towards Electric Closed sale of Arkansas and Oklahoma gas LDCs. Our projected 2022 year-end rate base of ~$20B is estimated to be ~62% electric, within range of some premium utility peers Successful Execution of Capital Plan – Currently in Year 2 of Plan (2) 5-year $19.3B and 10-year $40B+ plan; Customers continue to identify incremental needs above current plan including: Resilient Now collaborations with City of Houston and others; new industrial customer needs in Houston and Indiana electric territories Note: Refer to slide 2 for information on forward-looking statements and slide 17 for information on non-GAAP EPS assumptions and non-GAAP measures. (1) Refer to slide 15 and slide 16 for reconciliation of non-GAAP measures to GAAP measures. (2) Refers to 5-year capital plan from 2021E to 2025E and 10-year capital plan from 2021E-2030E (3) Inclusive of Electric and Natural Gas business. Excluding utility costs to achieve, severance costs and amounts with revenue offsets. (4) Based on current 10-year plan projections ….EXTENDING TRACK RECORD OF EXECUTION Continued Focus on Customer Affordability 1% - 2% annual average O&M (3)(4) savings; 1% - 2% annual organic growth(4) ; CEHE securitization rolling off in ’22 & ’24 (~9% of current average residential customer bill) creates incremental bill headroom for our customers Constructive Regulatory Environment Received financing order for winter storm related gas cost securitization in TX; interim rates in place for ongoing rate case in Minnesota; no other rate cases anticipated until late 2023 Completed Full Midstream Exit – Now a Pure-Play Regulated Utility Executed sale of 100% of ET common units and ET Series G preferred units within 4 months of merger close. Achieved a 20% premium on aggregate ET common units from transaction announcement date. Total net proceeds were ~$2B, or $1.3B after-tax. Takeaways...

Q1 2022 v Q1 2021 Non-GAAP EPS [1]
Primary Drivers

CenterPoint Energy



$0.59
Midstream [2] $0.12
Utility $0.47
Impact from AR & OK LDC Sale
$0.03
AR/OK Margin
▼$0.07 Net Revenue
▲$0.04 O&M removed
Ongoing Earnings Contributions
Growth and Rate Recovery
$0.05
Electric
▲$0.01 Customer growth
▲$0.01 Rate recovery
▼$0.01 D&A
Natural Gas
▲$0.04 Rate recovery
Weather / Usage
$0.02
Electric
▲$0.01 Weather and Usage
Natural Gas
▲$0.01 Weather and Usage
Ongoing Cost Mgmt [3]
$0.03
Electric
▼$0.01 O&M
Natural Gas
▼$0.01 O&M
Corporate
▼$0.01 Interest Expense [4]
Other
$0.01
Consolidated $0.47
Q1 2021 Non-GAAP EPS
Q1 2022 Non-GAAP EPS

Note: Refer to slide 2 for information on forward-looking statements and slide 17 for information on non-GAAP Utility EPS and non-GAAP EPS assumptions and non-GAAP measures

(1) Refer to slide 15 and slide 16 for reconciliation of non-GAAP measures to GAAP measures

(2) Refer to slide 16 of the non-GAAP to GAAP reconciliation tables for Midstream related earnings which includes the effect of share dilution and associated allocation of Corporate & Other based upon relative earnings contribution. Reported under Discontinued Operations.

(3) Adjusted to remove AR/OK to show the ongoing cost management of the Utility operations

(4) Primarily due to interest expenses previously allocated to midstream in 1Q 2021

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Capital Expenditures by Segment…. FY 1Q FY 5-YR 10-YR 2021 2022 2022E (3) Plan Plan Electric (4) ~$2.2B ~$0.7B ~$2.7B $11.5B $23B+ Natural Gas ~$1.4B ~$0.3B ~$1.6B $7.7B $16B+ Corporate and other ~$40M ~$2M ~$10M $0.1B $0.2B Total Capital Expenditures (4) ~$3.6B ~$1.0B ~$4.3B (was ~$4.0B) ~$19.3B (was ~$19.2B) $40B+ 6 Note: Refer to slide 2 for information on forward-looking statements (1) Refers to capital plan from 2021E to 2025E (2) Refers to capital plan from 2021E to 2030E (3) Represents 2022 capital estimated as of 03/31/2022 (4) Includes incremental and accelerated investments in 2021 and 2022 related to capital leases for mobile generation units above 2021 Analyst Day estimates and incremental CapEx in 2023 to offset the accelerated investments related to mobile generation. Current 5-Yr Plan (1) 10-Yr Plan (2) Incremental Capital  “Resilient Now” collaboration with City of Houston could lead to further investments; similar initiatives ongoing with other cities in our Electric footprint  Increased industrial demand: Our Houston Electric footprint is seeing accelerated industrial demand; ~1GW+ of potential load over 3-5 years ….EXECUTING YEAR 2 OF PLAN WITH POTENTIAL INCREMENTAL UPSIDE

Rate Case Update  Minnesota Rate Case Settlement:  $48.5M Revenue increase  9.39% ROE  Subject to MN PUC review; Order expected by end of 2022  $42M Interim rates went into effect 1/1/2022 Indiana IRP Update  Electric CPCNs:  400 MW Solar: Approved in October 2021  BTA downsizing from 300 MW to 200 MW  PPA remains at 100 MW  460 MW Gas CT: Order expected Q2/Q3 2022  335 MW Solar: Order expected Q2 2022  Next IRP filing – target 2023 Securitization and other Updates  SIGECO anticipates costs to be securitized (related to coal facility retirements)  Plan to file securitization application in May  IURC expected to review and if approved, expect financing order either late 2022 or early 2023  Bonds expected to be issued Q1 2023  TX $1.1B to be securitized (balance related to incremental gas costs)  Financing order approved  TPFA conducting RFP process; Interviews underway (1)  Securitization expected by Q3 2022  MN $345M incremental gas costs to be recovered (2)  Recovery over 63 months, started September 2021  Ongoing prudence case for all MN gas utilities  Expect ALJ order May 24; commission order August 29 ….CONSTRUCTIVE ACROSS OUR FOOTPRINT Note: Refer to slide 2 for information on forward-looking statements. ALJ – Administrative Law Judge; BTA – Build-Transfer Agreement; CPCN – Certificate of Public Convenience and Necessity; CT – Combustion Turbine; IRP – Integrated Resource Plan; IURC – Indiana Utility Regulatory Commission; PPA – Power Purchase Agreement; TPFA – Texas Public Finance Authority (1) More details can be found at: www.tpfa.state.tx.us/rfp.aspx (2) $345M is remaining Minnesota balance as of 3/31/2022. Full amount of $409M is subject to ongoing prudence review Key Regulatory Updates…. 7

Contacts Jackie Richert Vice President Investor Relations and Treasurer Tel. (713) 207 – 9380 jackie.richert@centerpointenergy.com General Contact Tel. (713) 207 – 6500 https://investors.centerpointenergy.com/contact-us 8

Appendix 9

ZENS

2.0% Zero-Premium Exchangeable Subordinated Notes

CenterPoint Energy

(1) "Gain (loss) on Equity Securities" - the change in the asset market value

- ZENS reference shares are AT&T Common, Warner Bros. Discovery Common, and Charter Common

(2) "Gain (loss) on indexed debt securities" – the derivative (1) change to **this liability offsets the asset** change

GAAP Income statement Impact – hedged offset (2)		
	1Q 2022	2021
(1) Gain (loss) on Equity Securities	($103)	($51)
(2) Gain (loss) on indexed debt securities	$106	$50

*non-GAAP EPS **excludes** earnings or losses from the change in value of ZENS and related securities*

Balance Sheet Impact (2)		
	March 31, 2022	December 31, 2021
Assets:		
(1) Investment in equity securities	717	820
Liabilities:		
Indexed debt, net	9	10
(2) Indexed debt securities derivative	797	903

- ZENS is anticipated to be addressed in our 10-year strategic plan within our 14%-15% FFO/Debt objective
- Has no anticipated impact to the earnings power of the Company
- If held to maturity (2029)

CenterPoint to pay 100% of reference share market value + related deferred taxes and capital gains taxes

- Sell the reference shares to pay the principal maturity
- As of 03/31/2022, if ZENS was redeemed, deferred taxes would be $575M and capital gains taxes would be $124M

Note: Refer to slide 2 for information on forward-looking statements and slide 17 for information on non-GAAP EPS assumptions and non-GAAP measures

(1) Refers to the "Call option" portion of the ZENS derivative liability (the ZENS holder's option to receive the appreciated value of the reference shares at maturity) which is approximately 80% of the derivative liability

(2) In Millions

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2022 LONG TERM INCENTIVE PROGRAM 2022 – 2024 Long-Term Incentive Plan 75% Performance Share Units (PSUs) 3-year cliff vesting 35% Based on Total Shareholder Return (TSR) vs. Peer Companies • Threshold award if CNP TSR reaches at least the 25th percentile of TSR peer group • Target award if CNP TSR is at the 50th percentile of TSR peer group • Maximum award if CNP TSR is at the 85th percentile or higher of the peer group * We have 18 proxy peers.* 35% Based on achieving Cumulative non- GAAP EPS Goal For the EPS goal, since it is cumulative over 3-yr cycle, the amount is listed below. • Threshold award – 7% annual growth vs. 2021 • Target award – 8% (aligning with guidance) • Maximum award – 8.5% vs. 2021 * Compared to 2021 Utility EPS of $1.27* 5% ESG/Carbon Reduction Goals (1) • 3-Year Cumulative Carbon Reduction Scope 1 & 2 is calculated as the % reduction in Scope 1 and 2 emissions from 2021 levels (4% weight) • 3-Year Cumulative Carbon Reduction Scope 3 is calculated as the % reduction in Scope 3 emissions from 2021 levels (1% weight) 25% Restricted Stock Units (RSUs) 3-year cliff vesting Subject to continued employment and positive operating income in the last full calendar year of the vesting period. 11 (1) Refer to the latest annual proxy filing for more details

Regulatory Schedule

CenterPoint Energy

Limited regulatory risk in the near term

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Revenue Requirement	ROE / Equity Ratio	'21 Rate Base [3]
TX (E)	**No rate case until late '23 / early '24** – *Two TCOS filings, DCRF filed in April*												N/A	9.40% / 42.5%	$9.0B
IN (E)	**No rate case until late 2023**												N/A	10.40% / 43.5%	$1.9B
TX (G)	**No rate case until late 2023**												N/A	9.64% / 55.5% [1]	$1.7B
MN (G) (Rate case)		IT	RT	EH	RB					FO			$48.5M [2]	9.39% / N/A [2]	$1.6B
N. IN (G)				Phase 2 of GRC		**No rate case until post-2025**							N/A	9.80% / 47%	$1.7B
OH (G)	**No rate case until 2023**												N/A	N/A	$1.0B
S. IN (G)				Phase 2 of GRC		**No rate case until post-2025**							N/A	9.70% / 45.7%	$0.5B
LA (G)	**No rate case until post-2025**												N/A	9.95% / 52.0%	$0.3B
MS (G)	**No rate case until post-2025**												N/A	9.81% / 50.0%	$0.2B
CPCN (Posey)		AF													
CPCN (CT)	EH				FO										
CPCN (Origis/den)			FO												

- **IT** Intervenor Testimony
- **RT** Rebuttal Testimony
- **RB** Reply Briefs
- **FO** Final Order
- **AF** Amendment Filing
- **EH** Evidentiary Hearing

Note: Refer to slide 2 for information on forward-looking statements. TCOS – Transmission cost of service adjustment; DCRF – Distribution cost recovery factor; GRC – General rate case; CPCN – Certificate of Public Convenience and Necessity

(1) TX Gas regulatory metrics reflect jurisdictional average
(2) Represent settlement metrics per the latest rate case filing
(3) Represents the latest available information, may differ slightly from regulatory filings

12

Weather and Throughput Data Note: Data as of 3/31/2022 (1) End of period number of metered customers; Natural Gas throughput in Q1 2021 excluding Arkansas and Oklahoma was 246 Bcf, representing a 6% increase year over year. Natural gas metered customers in Q1 2021 excluding Arkansas and Oklahoma was 4,164,008, representing 1.4% growth year over year. (2) Percentage of normal weather for service area. Normal weather is based on past 10-year weather in service area. 1Q 2022 1Q 2021 2022 vs 2021 T h ro u g h p u t (i n G W h ) Residential 6,346 6,070 5% Total 23,155 21,241 9% M et er ed cu st o m er s (1) Residential 2,502,253 2,448,439 2% Total 2,824,100 2,765,496 2% W e at h e r (2) Cooling degree days 62% 111% (47)% Heating degree days 129% 103% 34% Houston Cooling degree days 62% 112% (50)% Houston Heating degree days 129% 104% 25% 1Q 2022 1Q 2021 2022 vs 2021 T h ro u g h p u t (i n B cf ) Residential 123 128 (4)% Commercial and Industrial 137 145 (5)% Total 260 273 (1) (5)% M et er ed cu st o m er s (1) Residential 3,926,192 4,343,863 (10)% Commercial and Industrial 297,270 351,363 (15)% Total 4,223,462 4,695,226 (1) (10)% W e at h e r (2) Heating degree days 101% 103% (2)% Texas Heating degree days 133% 110% 21% Electric Natural Gas 13

Divested AR/OK LDC EPS History 14 Q1 Q2 Q3 Q4 FY 2022 Impact Non-GAAP EPS Impact (0.03) 0.00 0.03 (0.02) ($0.02) • On Analyst Day, we called out $0.02 for the full year impact to earnings • Divesting these assets has no anticipated impact to our 8% non-GAAP EPS growth for 2022 Note: Refer to slide 2 for information on forward-looking statements and slide 17 for information on non-GAAP EPS assumptions and non-GAAP measures (1) Arkansas and Oklahoma contributed 9 days of earnings in the first quarter of 2022

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance Note: Refer to slide 17 for information on non-GAAP measures (1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS (2) Taxes are computed based on the impact removing such item would have on tax expense. Taxes related to the gas LDC sales and the midstream-related earnings are booked proportionately by applying the projected annual effective tax rate percentage to income earned each quarter in accordance with GAAP. Additional tax expense related primarily to the write-off of non-deductible goodwill will be reflected in tax expense over the remainder of 2022 and excluded from non-GAAP EPS (3) Comprised of common stock of AT&T Inc. and Charter Communications, Inc. (as of March 31, 2022) (4) Includes earnings and expenses related to ownership and disposal of Energy Transfer units, a corresponding amount of debt related to the units and an allocation of associated corporate overhead. Includes costs associated with early extinguishment of $600 million debt at CenterPoint Energy, Inc. of approximately $35 million, net of taxes 15 Quarter Ended March 31, 2022 Dollars in millions Diluted EPS (1) Consolidated income (loss) available to common shareholders and diluted EPS $ 518 $ 0.82 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $22) (2)(3) 81 0.13 Indexed debt securities (net of taxes of $22) (2) (83) (0.13) Midstream-related earnings (net of taxes of $10) (2)(4) (32) (0.05) Impacts associated with gas LDC sales (net of taxes of $112) (2) (189) (0.30) Consolidated on a non-GAAP basis $ 295 $ 0.47

Reconciliation: Income (Loss) and Diluted Earnings (Loss) per share to non-GAAP Income and non-GAAP Diluted EPS used in providing annual earnings guidance

Quarter Ended March 31, 2021

	Utility Operations		Midstream Investments (Disc. Operations)		Corporate and Other (5)		Consolidated	
	Dollars in millions	Diluted EPS (1)	Dollars in millions	Diluted EPS (1)	Dollars in millions	Diluted EPS (1)	Dollars in millions	Diluted EPS (1)
Consolidated income (loss) available to common shareholders	$ 304		$ 71		$ (41)		$ 334	
Add back: Series B preferred stock dividend(2)	—		—		17		17	
Consolidated income (loss) available to common shareholders - diluted and diluted EPS(1)	$ 304	$ 0.48	$ 71	$ 0.12	$ (24)	$ (0.04)	$ 351	$ 0.56
ZENS-related mark-to-market (gains) losses:								
Marketable securities (net of taxes of $4)(3)(4)	—	—	—	—	19	0.03	19	0.03
Indexed debt securities (net of taxes of $5)(3)	—	—	—	—	(21)	(0.03)	(21)	(0.03)
Impacts associated with the Vectren merger (net of taxes of $1)(3)	2	—	—	—	—	—	2	—
Cost associated with the early extinguishment of debt (net of taxes of $6)(3)	—	—	—	—	21	0.03	21	0.03
Corporate and Other Allocation	(7)	(0.01)	2	—	5	0.01	—	—
Consolidated on a non-GAAP basis	$ 299	$ 0.47	$ 73	$ 0.12	$ —	$ —	$ 372	$ 0.59

Note: Refer to slide 17 for information on non-GAAP measures

(1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. EPS figures for Utility Operations, Discontinued Operations and Corporate and Other are non-GAAP financial measures.
(2) To reflect income and earnings per diluted share as if the Series B preferred stock were converted to common stock
(3) Taxes are computed based on the impact removing such item would have on tax expense
(4) Comprised of common stock of AT&T Inc. and Charter Communications, Inc.
(5) Corporate and Other, plus income allocated to preferred shareholders

16

Regulatory Information Information Location Electric  Estimated 2021 year-end rate base by jurisdiction  Authorized ROE and capital structure by jurisdiction  Definition of regulatory mechanisms  Projected regulatory filing schedule Regulatory Information – Electric Natural Gas  Estimated 2021 year-end rate base by jurisdiction  Authorized ROE and capital structure by jurisdiction  Definition of regulatory mechanisms  Projected regulatory filing schedule Regulatory Information – Gas Estimated amortization for pre-tax equity earnings related to Houston Electric’s securitization bonds Regulatory Information – Electric (Pg. 5) Rate changes and Interim mechanisms filed Form 10-Q – Rate Change Applications section 17

Additional information 18 Use of Non-GAAP Financial Measures In this presentation and the oral statements made in connection herewith, CenterPoint Energy presents, based on diluted earnings per share, non-GAAP income, (in 2021) non-GAAP Utility earnings per share (“Utility EPS”) and (in 2022) non-GAAP earnings per share (“non-GAAP EPS”), as well as non-GAAP long-term funds from operations (“FFO”) which are not generally accepted accounting principles (“GAAP”) financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. 2021 Utility EPS included net income from the company’s Electric and Natural Gas segments, as well as after tax Corporate and Other operating income and an allocation of corporate overhead based upon Electric’s and Natural Gas’s relative earnings contribution. Corporate overhead consisted primarily of interest expense, preferred stock dividend requirements, and other items directly attributable to the parent along with the associated income taxes. Utility EPS excluded: (a) Earnings or losses from the change in value of the Company’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and related securities, (b) Earnings and losses associated with the ownership and disposal of midstream common and preferred units (including amounts reported in discontinued operations), net gain associated with the consummation of the merger between Enable and Energy Transfer, a corresponding amount of debt related to midstream common and preferred units, and an allocation of associated corporate overhead, (c) Cost associated with the early extinguishment of debt, (d) Impacts associated with Arkansas and Oklahoma gas LDC sales and (e) Certain impacts associated with other mergers and divestitures. 2022 non-GAAP EPS guidance excludes: (a) Earnings or losses from the change in value of ZENS and related securities, (b) Gain and impact, including related expenses, associated with Arkansas and Oklahoma gas LDC sales and (c) Income and expense related to ownership and disposal of Energy Transfer common and Series G preferred units, and a corresponding amount of debt related to the units. In providing this guidance, CenterPoint Energy does not consider the items noted above and other potential impacts such as changes in accounting standards, impairments or other unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. The 2022 non-GAAP EPS guidance range also considers assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates, and regulatory and judicial proceedings. To the extent actual results deviate from these assumptions, the 2022 non-GAAP EPS guidance range may not be met or the projected annual non-GAAP EPS growth rate may change. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking non-GAAP diluted earnings per share because changes in the value of ZENS and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control. The appendix to this presentation contains a reconciliation of income (loss) available to common shareholders and diluted earnings (loss) per share to the basis used in providing guidance. Management evaluates the Company’s financial performance in part based on non-GAAP income, (in 2021) Utility EPS, (in 2022) non-GAAP EPS and long-term FFO. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that Management believes do not most accurately reflect the Company’s fundamental business performance. These excluded items are reflected in the reconciliation tables, where applicable. CenterPoint Energy’s non-GAAP income, Utility EPS, non-GAAP EPS and long-term FFO non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, income available to common shareholders, diluted earnings per share (in the case of Utility EPS and non-GAAP EPS) and net cash provided by operating activities, which, respectively, are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies. Net Zero Disclaimer While we believe that we have a clear path towards achieving our net zero emissions (Scope 1 and Scope 2) by 2035 goals, our analysis and path forward required us to make a number of assumptions. These goals and underlying assumptions involve risks and uncertainties and are not guarantees. Should one or more of our underlying assumptions prove incorrect, our actual results and ability to achieve net zero emissions by 2035 could differ materially from our expectations. Certain of the assumptions that could impact our ability to meet our net zero emissions goals include, but are not limited to: emission levels, service territory size and capacity needs remaining in line with Company expectations (inclusive of changes related to the sale of our Natural Gas businesses in Arkansas and Oklahoma); regulatory approval of Indiana Electric's generation transition plan; impacts of future environmental regulations or legislation; impacts of future carbon pricing regulation or legislation, including a future carbon tax; price, availability and regulation of carbon offsets; price of fuel, such as natural gas; cost of energy generation technologies, such as wind and solar, natural gas and storage solutions; adoption of alternative energy by the public, including adoption of electric vehicles; rate of technology innovation with regards to alternative energy resources; our ability to implement our modernization plans for our pipelines and facilities; the ability to complete and implement generation alternatives to Indiana Electric's coal generation and retirement dates of Indiana Electric's coal facilities by 2035; the ability to construct and/or permit new natural gas pipelines; the ability to procure resources needed to build at a reasonable cost, the lack of scarcity of resources and labor, the lack of any project cancellations, construction delays or overruns and the ability to appropriately estimate costs of new generation; impact of any supply chain disruptions; and enhancement of energy efficiencies. Please also review the section entitled “Cautionary Statement and Other Disclaimers” included in this presentation